UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021

Recro Pharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-36329	26-1523233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 E. Uwchlan Ave, Suite 112
Exton, Pennsylvania		19341
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 534-8239

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	REPH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K, filed with the SEC on August 13, 2021 (the “Original Report”), Recro Pharma, Inc. (the “Company”) entered into a Unit Purchase Agreement (the “Purchase Agreement”) by and among the Company, IriSys, LLC, a California limited liability company (“IriSys”), IriSys, Inc., a California corporation (“IriSys Parent”), Continent Pharmaceuticals U.S., Inc., a Delaware corporation, and EPS Americas Corp., a Delaware corporation (collectively, the “Sellers”), and IriSys Parent, in its capacity as the representative of the Sellers, pursuant to which the Company agreed to purchase 100% of the outstanding units of IrySis from the Sellers (the “Acquisition”). The closing of the Acquisition occurred simultaneously with the execution of the Purchase Agreement. As a result of the Acquisition, IriSys became a wholly owned subsidiary of the Company.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Report to include the following financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Original Report as permitted by Item 9.01(a)(3) and Item 9.01(b)(2) of Form 8-K: (i) the audited financial statements of IriSys and related notes thereto as of and for the years ended December 31, 2020 and 2019, including the related audit report of the independent auditors, PKF San Diego, LLP, which are included in Exhibit 99.1 attached hereto; (ii) the unaudited interim financial statements and related notes thereto of IriSys for the six months ended June 30, 2021 and 2020, which are included in Exhibit 99.2 attached hereto; and (iii) the unaudited pro forma combined financial information of the Company giving effect to the Acquisition (the “pro forma financial information”), which includes the unaudited pro forma combined balance sheet as of June 30, 2021 and related notes thereto, and the unaudited pro forma combined statements of operations and the related notes thereto for the six months ended June 30, 2021 and for the year ended December 31, 2020, which are included in Exhibit 99.3 attached hereto.

The pro forma financial information included in this Amendment has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will achieve after the Acquisition.

Item 8.01 Other Events

In connection with the Acquisition, the Company hereby supplements its risk factors as follows:

The acquisition and integration of IriSys may present many risks and we may not realize the strategic and financial goals that were contemplated at the time we entered into the Purchase Agreement.

We acquired IriSys on August 13, 2021, and are in the process of integrating IriSys with our Company. The success of the Acquisition depends on, among other things, our ability to combine our business with IriSys in a manner that does not materially disrupt existing relationships and allows us to achieve operational synergies. If we are unable to achieve these objectives, the anticipated benefits of the Acquisition may not be realized fully or at all or may take longer to realize than expected. In particular, the Acquisition may not be accretive to our stock value in the near or long term.

Some of the risks we may face in connection with the Acquisition include the following:

•
We may not realize the benefits we expect to receive from the transaction, such as anticipated synergies;
•
We may have difficulties managing IriSys’ business portfolio or retaining key personnel from IriSys;
•
We may experience performance shortfalls as a result of the diversion of management’s attention from our core business caused by integration efforts;
•
The Acquisition may not further our business strategy as we expected, we may not successfully integrate IriSys as planned, there could be unanticipated adverse impacts on IriSys’ business, or we may otherwise not realize the expected return on our investments, which could adversely affect our business or operating results and potentially cause impairment to assets that we record as a part of an acquisition including intangible assets and goodwill;
•
Our operating results or financial condition may be adversely impacted by (i) claims or liabilities related to IriSys’ business including, among others, claims from U.S. or international regulatory or other governmental agencies, terminated employees, current or former customers or business partners, or other third parties; (ii) pre-existing contractual relationships of IriSys that we would not have otherwise entered into, the termination or modification of which may be costly or disruptive to our business; (iii) unfavorable accounting treatment as a result of IriSys’ practices; (iv) future intellectual property claims or disputes; and (v) the final valuation and accounting treatment of the Acquisition and any reclassification or estimates needed to conform presentation between IriSys and Recro;
•
Prior to the Acquisition, IriSys was not required to maintain an internal control infrastructure that would meet the standards of a public company in the United States, including the requirements of the Sarbanes-Oxley Act of 2002. The costs that we may incur to implement such controls and procedures may be substantial and we could encounter unexpected delays and challenges in this implementation. In addition, we may discover significant deficiencies or material weaknesses in the quality of IriSys’ financial and disclosure controls and procedures;
•
IriSys operates in segments of the contract development and manufacturing organization market that we have less experience with, and our further expansion of operations into these areas could present various integration challenges and result in increased costs and other unforeseen challenges; and
•
We may fail to identify or assess the magnitude of certain liabilities, shortcomings or other circumstances prior to acquiring IriSys, which could result in unexpected litigation or regulatory exposure, unfavorable accounting treatment, a diversion of management’s attention and resources, and other adverse effects on our business, financial condition, and operating results.

If any of these events were to occur, our ability to maintain relationships with customers, suppliers and employees or our ability to achieve the anticipated benefits of the Acquisition could be adversely affected, or could reduce our future earnings or otherwise adversely affect our business and financial results and, as a result, adversely affect the market price of our common stock.

In addition, we expect to incur additional costs integrating the operations of IriSys, as well as higher regulatory and personnel costs, which cannot be estimated accurately at this time. If the total costs of the integration of our companies exceed the anticipated benefits of the Acquisition, our financial results could be adversely affected.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of IriSys as of and for the fiscal years ended December 31, 2020 and 2019 and the unaudited financial statements of IriSys as of and for the six months ended June 30, 2021 and 2020 are filed as Exhibit 99.1 and 99.2, respectively, and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma combined statement of operations of the Company relating to the acquisition of IriSys for the fiscal year ended December 31, 2020 and the unaudited pro forma combined balance sheet and statement of operations as of and for the six months ended June 30, 2021 are filed as Exhibit 99.3 and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of PKF San Diego, LLP
99.1	Audited financial statements of Irisys, LLC as of and for the years ended December 31, 2020 and 2019
99.2	Unaudited financial statements of Irisys, LLC as of June 30, 2021 and December 31, 2020 and for the six months ended June 30, 2021 and 2020
99.3	Unaudited pro forma combined balance sheet and statements of operations of Recro Pharma, Inc. as of June 30, 2021, for the six month period then ended and for the year ended December 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Recro Pharma, Inc.

Date:	September 10, 2021	By:	/s/ J. David Enloe, Jr.
		Name:	J. David Enloe, Jr.
		Title:	President and Chief Executive Officer